SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)          June 16, 2004

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code      612-330-5500

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Presentation

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.01	Xcel Energy presentation to the Deutsche Bank Electric Power Conference on June 16, 2004.

Item 12. Results of Operations and Financial Condition

On June 16, 2004, Xcel Energy will present information regarding Xcel Energy’s recent results of operations and financial condition. The presentation contains material, non-public information.

See additional information in the presentation furnished as exhibit 99.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)
/s/ BENJAMIN G.S. FOWKE III
Benjamin G.S. Fowke III
June 16, 2004	Vice President and Chief Financial Officer

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